                                                                EXHIBIT 10.28


Maker   QUINTILES TRANSNATIONAL CORP.
        ------------------------------------------------------------------------
Address PO BOX 13979                                       430-0064227
        ---------------------------------               --------------------
        RESEARCH TRIANGLE PARK, NC 27709                   Customer Number
        ---------------------------------   [BB&T LOGO]
        Attn: Vincent Morgus                                    00007
        ---------------------------------               --------------------
                                                            Note Number


                          NOTE MODIFICATION AGREEMENT

$     15,000,000.00         08/31/94         $ 15,000,000.00           08-31-1996
 -----------------------    -------------      -------------------     ------------------
 Original Amount of Note    Original Date      Modification Amount     Modification Date

This Note Modification Agreement (hereinafter Agreement) is made and entered into this 31 day of AUGUST, 1996, by and between QUINTILES TRANSNATIONAL CORP, maker(s), co-maker(s), endorser(s), or other obligor(s) on the Promissory Note(s) (as below defined) hereinafter also referred to jointly and severally as Borrower(s); Branch Banking and Trust Company, a North Carolina banking corporation, hereinafter referred to as Bank; and______________________________ ________________________________________, owners other than Borrower(s) (if any)
of any property pledged to secure performance of Borrower(s)'s obligations to Bank, hereinafter referred to jointly and severally as Debtor(s)/Grantor(s).

Witnesseth: Whereas, Borrower(s) has previously executed Promissory Note(s) in favor of Bank, (which Promissory Note(s) includes any original Promissory Note(s) and any renewal, extension or modification of said Promissory Note(s)) (collectively Promissory Note(s)), said Promissory Note(s) being more particularly identified by description of the original note above; and Whereas Borrower(s) and Bank agree that said Promissory Note(s) be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of said Promissory Note(s) remain in full force and effect, and that all other obligations and covenants of Borrower(s), except as herein modified, shall remain in full force and effect, and binding between Borrower(s) and Bank; and Whereas Debtor(s)/Grantor(s), if different from Borrower(s), has agreed to the terms of this modification; NOW THEREFORE, in mutual consideration of the premises, the sum of Ten Dollars ($10) and other good and and valuable consideration, each to the other parties paid, the parties hereto agree that said Promissory Note(s) is amended as hereinafter described:

INTEREST RATE, PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS (To the extent no change is made, existing terms continue. Sections not completed are deleted.)

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:
[ ]Fixed Rate of __________________% per annum.
[ ]Variable rate of the Bank's Prime Rate plus ______% per annum to be adjusted [ ] daily [ ]monthly beginning on the [ ] 1st [ ] 15th day of ___________ [ ] quarterly beginning on the [ ] 1st [ ] 15th day of ____________ as the Bank's Prime Rate changes.

[ ] As of the Modification Date, any fixed, floating, or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note(s) are hereby deleted. If checked here [ ],the interest rate will not exceed a(n) [ ] fixed [ ] average maximum rate of ______% or a [ ] floating maximum rate of the greater of ______% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of _____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [ ] when the Note is repaid in full by Borrower [ ] annually beginning on ____________________.

[ ] ___________________________________________________________________________

    ___________________________________________________________________________

    PRINCIPLE AND INTEREST IS PAYABLE AS FOLLOWS:

[ ] Principal (plus any accrued interest  }
    not otherwise scheduled herein)       } Is due in full at maturity on FEBUARY 28, 1997.
                                          }
[X] Principal plus accrued interest
[ ] Payable in consecutive __________ installments of [ ] Principal                commencing on _____________.
                                                      [ ] Principal and interest
    and continuing on the same day of each calendar period thereafter, in
    ____________  equal payments of $____________, with one final payment of all remaining principal and accrued interest due on _______________.

[ ] Accrued interest is payable ______ commencing on ____________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on __________________________________________.

[ ] Prior to an event of default, Borrower may borrow, repay, and reborrow pursuant to the terms of a Loan Agreement dated ___________________________ between Borrower and Bank.

[ ] ___________________________________________________________________________

    ___________________________________________________________________________

The following scheduled payment(s) is (are) deferred:

[ ]  $_________ principal
[ ]  $_________ interest                payment(s) due on _____________________
[ ]  $_________ principal and interest

     is (are) hereby deferred. Payments will resume on ______________ according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

The Borrowor(s) promises to pay Bank, or order, a late fee in the amount of four percent (4%) of any installment past due for fifteen (15) or more days. Where any installment payment past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance.
COLLATERAL: [ ] If marked, the Promissory Note(s), as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note(s), as modified, shall be additionally secured by collateral hereafter described, a new security instrument shall be executed by Borrower(s), and/or Debtor(s)/Grantor(s), and all other steps necessary to perfect or record the Bank's lien with priority acceptable to Bank shall be taken.

Date:_____________________ Type of Agreement:______________ From:______________
Collateral:____________________________________________________________________
Date:_____________________ Type of Agreement:______________ From:______________
Collateral:____________________________________________________________________

In addition to the collateral described above, the undersigned hereby grants to the Bank as collateral security for the indebtedness evidenced by the Note(s), as modified, a security interest and lien in and to all deposit accounts, certificates of deposit, securities and stocks now or hereafter in Bank's possession or on deposit with the Bank, including all renewals, amendments and proceeds thereof (if applicable), including but not limited to the following:
[ ] #___________ in the amount of $__________ in the name(s)__________________.
[ ] __________________________________________________________________________

    ___________________________________________________________________________

    ___________________________________________________________________________

If any stock or securities are pledged to the Bank herein, the security interest includes all stock splits, reissued shares, substitute shares, and all proceeds thereof, which the undersigned promises to deliver to Bank.

[ ] If marked, the collateral hereinafter described shall be and hereby is deleted as security interest for payment of the aforesaid Promissory Note(s):

    ___________________________________________________________________________

    ___________________________________________________________________________

OTHER:_________________________________________________________________________

If the Promissory Note(s) being modified by this Agreement is signed by more than one person or entity, the modified Promissory Note(s) shall be the JOINT and SEVERAL obligation of all signers and the property and liability of each and all of them. It is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the Borrower(s) as evidenced by the Promissory Note(s) above described is not extinguished hereby. It is also understood and agreed that except for the modification(s) contained herein said Promissory Note(s), and any other Loan Documents or Agreements evidencing, securing or relating to the Promissory Note(s) and all singular terms and conditions thereof, shall be and remain in full force and effect. This Agreement shall not release or affect the liability of any co-makers, obligors, endorsers or guarantors of said Promissory Note(s). Borrower(s) and Debtor(s)/Grantor(s), if any, jointly and severally consent to the terms of this Agreement, waive any objection thereto, affirm any and all obligations to Bank and certify that there are no defenses or offsets against said obligations or the Bank, including without limitation the Promissory Note(s). Bank expressly reserves all rights as to any party with right of recourse on the aforesaid Promissory Note(s).

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased or supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in

                                                                     Page 1 of 2
BBT373 (9701)
the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as Bank's Prime Rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified in this Agreement or in the Promissory Note(s). Notwithstanding any other provision contained in this agreement, in no event shall the provisions of this paragraph be applicable to any Promissory Note(s) which requires disclosures pursuant to the Consumer Protection Act (Truth-in-Lending Act), 15 USC section 1601, et seq., as implemented by Regulation Z.
The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note(s) permitted by N.C.G.S. section 24-1.1.
In the words "Prime Rate", "Bank Prime Rate", "BB&T Prime Rate", Bank's Prime Rate" or "BB&T's Prime Rate" are used in this Agreement, they shall refer to the rate announced by the Bank from time to time as its Prime Rate. The Bank makes loans both above and below the Prime Rate and uses indexes other than the Prime Rate. Prime Rate is the name given a rate index used by the Bank and does not in itself constitute a representation of any preferred rate or treatment. Unless otherwise provided herein, it is expressly understood and agreed by and between Borrower(s), Debtor(s)/Grantor(s) and Bank that any and all collateral (including but not limited to real property, personal property, fixtures, inventory, accounts, instruments, general intangibles, documents, chattel paper, and equipment) given as security to insure faithful performance by Borrower(s) and any third party of any and all obligations to Bank, however created, whether now existing or hereafter arising, shall remain as security for the Promissory Note(s) as modified hereby.
It is understood and agreed that if Bank has released collateral herein, it shall not be required or obligated to take any further steps to release said collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral; and unless Borrower(s) bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Promissory Note(s), as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement prohibited by or invalid under such law, such provisions shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the same state which governs the interpretation and enforcement of the Promissory Note(s). From and after any event of default under this Agreement, the Promissory Note(s), or any related deed of trust or other security agreement or loan agreement, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of North Carolina; and further that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. BANK SHALL NOT BE OBLIGATED TO ACCEPT ANY CHECK, MONEY ORDER, OR OTHER PAYMENT INSTRUMENT MARKED "PAYMENT IN FULL" ON ANY DISPUTED AMOUNT DUE HEREUNDER, AND BANK EXPRESSLY RESERVES THE RIGHT TO REJECT ALL SUCH PAYMENT INSTRUMENTS. BORROWER AGREES THAT TENDER OF ITS CHECK OR OTHER PAYMENT INSTRUMENT SO MARKED WILL NOT SATISFY OR DISCHARGE ITS OBLIGATION UNDER THIS NOTE, DISPUTED OR OTHERWISE, EVEN IF SUCH CHECK OR PAYMENT INSTRUMENT IS INADVERTENTLY PROCESSED BY BANK UNLESS IN FACT SUCH PAYMENT IS IN FACT SUFFICIENT TO PAY THE AMOUNT DUE HEREUNDER.

                      CREDIT LIFE AND DISABILITY INSURANCE
                      ------------------------------------

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining or maintaining this loan.

      I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time. I represent that, to the best of my knowledge, I am in good health and am insurable.

      [ ] BB&T Type 1: Complete the following:   [ ] BB&T Type 2: Complete
                                                     separate application.

      CREDIT LIFE INSURANCE        Effective Date  Term in Mos.    Initial Ins. Amount  Credit Life Premium

      [ ] Single   [ ] Level
      [ ] Joint    [ ] Decreasing                                  $                    $
                                  ----------------  -----------     ------------------  -------------------

                                              Monthly Benefit Amount        Credit Disability Premium
      CREDIT DISABILITY INSURANCE
      Effective Date and Terms in Mos.
      Same as Credit Life Insurance Above     $                                $
      -----------------------------------     ---------------------------      ----------------------------

      Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs on the first line under "Signature(s) of Insured" is covered by Credit Disability insurance.

      Date of Birth            Signature(s) of Insured                  Total Credit Life and Disability
                                                                           Insurance Premium
      --------------    --------------------------------------
                             Signature of Primary Insured
                                                                   $
      --------------    --------------------------------------      ---------------------------------------
                            Signature of Secondary Insured

Witness the hand and seal of the undersigned. Each of the undersigned adopts as his seal the word or symbol for "seal" appearing beside or near his signature below.
                         IF BORROWER IS A CORPORATION:

                                       Quintiles Transnational Corp
                                     -------------------------------------------
                                                NAME OF CORPORATION

ATTEST:/s/ Guy D. Porter             By: /s/ Dennis B. Gillings
       -----------------------           ---------------------------------------
                                             Dennis B. Gillings
Title:EVP Secretary                  Title: Chairman and Chief Executive Officer
      ------------------------              ------------------------------------


     (SEAL) (Affix seal or           By:
            insert name of              ----------------------------------------
            corporation in
            seal to adopt as         Title:
            seal of borrower)              -------------------------------------


 IF BORROWER IS A PARTNERSHIP, LIMITED LIABILITY COMPANY, OR LIMITED LIABILITY
                                  PARTNERSHIP:

WITNESS:
                                     -------------------------------------------
                                          NAME OF PARTNERSHIP, LLC, OR LLP

                                     By:                                  (SEAL)
------------------------------          ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                                     By:                                  (SEAL)
-----------------------------           ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                                     By:                                  (SEAL)
-----------------------------           ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                          IF BORROWER IS AN INDIVIDUAL

WITNESS:
                                                                          (SEAL)
-----------------------------        -------------------------------------

                   ADDITIONAL BORROWERS AND DEBTORS/GRANTORS:

WITNESS:

/s/ Guy D. Porter                                                             Quintiles, Inc.          CEO
---------------------------------------------                                 -------------------------------------------- (SEAL)
                                                                              Quintiles, Inc., Guarantor

                                                                              By:  Dennis B. Gillings,      CEO
---------------------------------------------                                 -------------------------------------------- (SEAL)

/s/ Guy D. Porter                                                             Quintiles Pacific, Inc.          CEO
---------------------------------------------                                 -------------------------------------------- (SEAL)
                                                                              Quintiles Pacific, Inc.,   Guarantor
                                                                              By:  Dennis B. Gillings
---------------------------------------------                                 -------------------------------------------- (SEAL)

/s/ Guy D. Porter                                                             Quintiles Laboratories Limited    CEO
---------------------------------------------                                 -------------------------------------------- (SEAL)
                                                                              Quintiles Laboratories Limited, Guarantor

                                                                              By: Dennis B. Gillins
---------------------------------------------                                 -------------------------------------------- (SEAL)

Maker   QUINTILES TRANSNATIONAL CORP
        ------------------------------------------------------------------------
Address PO BOX 13979                                       430-0064227
        ---------------------------------               --------------------
        RESEARCH TRIANGLE PARK, NC 27709                   Customer Number
        ---------------------------------   [BB&T LOGO]
        Attn: Vincent Morgus                                    00007
        ---------------------------------               --------------------
                                                            Note Number


                         NOTE MODIFICATION AGREEMENT

$     15,000,000.00         08/31/94         $ 15,000,000.00           02-28-1997
------------------------   -------------       -------------------     ------------------
 Original Amount of Note    Original Date      Modification Amount     Modification Date

This Note Modification Agreement (hereinafter Agreement) is made and entered into this 28 day of FEBRUARY, 1997, by and between QUINTILES TRANSNATIONAL CORP, maker(s), co-maker(s), endorser(s), or other obligor(s) on the Promissory Note(s) (as below defined) hereinafter also referred to jointly and severally as Borrower(s); Branch Banking and Trust Company, a North Carolina banking corporation, hereinafter referred to as Bank; and______________________________ ________________________________________, owners other than Borrower(s) (if any)
of any property pledged to secure performance of Borrower(s)'s obligations to Bank, hereinafter referred to jointly and severally as Debtor(s)/Grantor(s).

Witnesseth: Whereas, Borrower(s) has previously executed Promissory Note(s) in favor of Bank, (which Promissory Note(s) includes any original Promissory Note(s) and any renewal, extension or modification of said Promissory Note(s)) (collectively Promissory Note(s)), said Promissory Note(s) being more particularly identified by description of the original note above; and Whereas Borrower(s) and Bank agree that said Promissory Note(s) be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of said Promissory Note(s) remain in full force and effect, and that all other obligations and covenants of Borrower(s), except as herein modified, shall remain in full force and effect, and binding between Borrower(s) and Bank; and Whereas Debtor(s)/Grantor(s), if different from Borrower(s), has agreed to the terms of this modification; NOW THEREFORE, in mutual consideration of the premises, the sum of Ten Dollars ($10) and other good and and valuable consideration, each to the other parties paid, the parties hereto agree that said Promissory Note(s) is amended as hereinafter described:

INTEREST RATE, PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS (To the extent no change is made, existing terms continue. Sections not completed are deleted.)

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:
[ ]Fixed Rate of __________________% per annum.
[ ]Variable rate of the Bank's Prime Rate plus ______% per annum to be adjusted [ ] daily [ ]monthly beginning on the [ ] 1st [ ] 15th day of ________ [ ] quarterly beginning on the [ ] 1st [ ] 15th day of ____________ as the Bank's Prime Rate changes.

[ ] As of the Modification Date, any fixed, floating, or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note(s) are hereby deleted. If checked here [ ], the interest rate will not exceed a(n) [ ] fixed [ ] average maximum rate of ______% or a [ ] floating maximum rate of the greater of ______% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of _____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [ ] when the Note is repaid in full by Borrower [ ] annually beginning on ____________________.

[ ] ___________________________________________________________________________

    ___________________________________________________________________________

    PRINCIPLE AND INTEREST IS PAYABLE AS FOLLOWS:

[ ] Principal (plus any accrued interest  }   Is due in full at maturity on APRIL 30, 1997.
    not otherwise scheduled herein)       }
[X] Principal plus accrued interest       }
[ ] Payable in consecutive __________ installments of [ ] Principal                commencing on _____________.
                                                      [ ] Principal and interest
    and continuing on the same day of each calendar period thereafter, in
    _____________ equal payments of $____________,with one final payment of all remaining principal and accrued interest due on _______________.

[ ] Accrued interest is payable ______ commencing on ____________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on _________________________________________ .

[ ] Prior to an event of default, Borrower may borrow, repay, and reborrow pursuant to the terms of a Loan Agreement dated __________________________ between Borrower and Bank.

[ ] ___________________________________________________________________________

    ___________________________________________________________________________

The following scheduled payment(s) is (are) deferred:

[ ]  $_________ principal
[ ]  $_________ interest                payment(s) due on_______________________
[ ]  $_________ principal and interest

     is (are) hereby deferred. Payments will resume on _____________ according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

The Borrowor(s) promises to pay Bank, or order, a late fee in the amount of four percent (4%) of any installment past due for fifteen (15) or more days. Where any installment payment past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance.
COLLATERAL: [ ] If marked, the Promissory Note(s), as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note(s), as modified, shall be additionally secured by collateral hereafter described, a new security instrument shall be executed by Borrower(s), and/or Debtor(s)/Grantor(s), and all other steps necessary to perfect or record the Bank's lien with priority acceptable to Bank shall be taken.

Date:_____________________ Type of Agreement:______________ From:______________
Collateral:____________________________________________________________________
Date:_____________________ Type of Agreement:______________ From:______________
Collateral:____________________________________________________________________

In addition to the collateral described above, the undersigned hereby grants to the Bank as collateral security for the indebtedness evidenced by the Note(s), as modified, a security interest and lien in and to all deposit accounts, certificates of deposit, securities and stocks now or hereafter in Bank's possession or on deposit with the Bank, including all renewals, amendments and proceeds thereof (if applicable), including but not limited to the following:
[ ] #___________ in the amount of $__________ in the name(s)__________________.
[ ] __________________________________________________________________________.
______________________________________________________________________________
______________________________________________________________________________
If any stock or securities are pledged to the Bank herein, the security interest includes all stock splits, reissued shares, substitute shares, and all proceeds thereof, which the undersigned promises to deliver to Bank.

[ ] If marked, the collateral hereinafter described shall be and hereby is deleted as security interest for payment of the aforesaid Promissory Note(s):
______________________________________________________________________________

______________________________________________________________________________

OTHER:________________________________________________________________________

If the Promissory Note(s) being modified by this Agreement is signed by more than one person or entity, the modified Promissory Note(s) shall be the JOINT and SEVERAL obligation of all signers and the property and liability of each and all of them. It is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the Borrower(s) as evidenced by the Promissory Note(s) above described is not extinguished hereby. It is also understood and agreed that except for the modification(s) contained herein said Promissory Note(s), and any other Loan Documents or Agreements evidencing, securing or relating to the Promissory Note(s) and all singular terms and conditions thereof, shall be and remain in full force and effect. This Agreement shall not release or affect the liability of any co-makers, obligors, endorsers or guarantors of said Promissory Note(s). Borrower(s) and Debtor(s)/Grantor(s), if any, jointly and severally consent to the terms of this Agreement, waive any objection thereto, affirm any and all obligations to Bank and certify that there are no defenses or offsets against said obligations or the Bank, including without limitation the Promissory Note(s). Bank expressly reserves all rights as to any party with right of recourse on the aforesaid Promissory Note(s).
In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased or supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in

                                                                     Page 1 of 2
BBT373 (9701)
the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as Bank's Prime Rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified in this Agreement or in the Promissory Note(s). Notwithstanding any other provision contained in this agreement, in no event shall the provisions of this paragraph be applicable to any Promissory Note(s) which requires disclosures pursuant to the Consumer Protection Act (Truth-in-Lending Act), 15 USC section 1601, et seq., as implemented by Regulation Z.
The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note(s) permitted by N.C.G.S. section 24-1.1.
In the words "Prime Rate", "Bank Prime Rate", "BB&T Prime Rate", Bank's Prime Rate" or "BB&T's Prime Rate" are used in this Agreement, they shall refer to the rate announced by the Bank from time to time as its Prime Rate. The Bank makes loans both above and below the Prime Rate and uses indexes other than the Prime Rate. Prime Rate is the name given a rate index used by the Bank and does not in itself constitute a representation of any preferred rate or treatment. Unless otherwise provided herein, it is expressly understood and agreed by and between Borrower(s), Debtor(s)/Grantor(s) and Bank that any and all collateral (including but not limited to real property, personal property, fixtures, inventory, accounts, instruments, general intangibles, documents, chattel paper, and equipment) given as security to insure faithful performance by Borrower(s) and any third party of any and all obligations to Bank, however created, whether now existing or hereafter arising, shall remain as security for the Promissory Note(s) as modified hereby.
It is understood and agreed that if Bank has released collateral herein, it shall not be required or obligated to take any further steps to release said collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral; and unless Borrower(s) bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Promissory Note(s), as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement prohibited by or invalid under such law, such provisions shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the same state which governs the interpretation and enforcement of the Promissory Note(s). From and after any event of default under this Agreement, the Promissory Note(s), or any related deed of trust or other security agreement or loan agreement, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of North Carolina; and further that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. BANK SHALL NOT BE OBLIGATED TO ACCEPT ANY CHECK, MONEY ORDER, OR OTHER PAYMENT INSTRUMENT MARKED "PAYMENT IN FULL" ON ANY DISPUTED AMOUNT DUE HEREUNDER, AND BANK EXPRESSLY RESERVES THE RIGHT TO REJECT ALL SUCH PAYMENT INSTRUMENTS. BORROWER AGREES THAT TENDER OF ITS CHECK OR OTHER PAYMENT INSTRUMENT SO MARKED WILL NOT SATISFY OR DISCHARGE ITS OBLIGATION UNDER THIS NOTE, DISPUTED OR OTHERWISE, EVEN IF SUCH CHECK OR PAYMENT INSTRUMENT IS INADVERTENTLY PROCESSED BY BANK UNLESS IN FACT SUCH PAYMENT IS IN FACT SUFFICIENT TO PAY THE AMOUNT DUE HEREUNDER.

                      CREDIT LIFE AND DISABILITY INSURANCE
                      ------------------------------------

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining or maintaining this loan.

      I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time. I represent that, to the best of my knowledge, I am in good health and am insurable.

      [ ] BB&T Type 1: Complete the following:   [ ] BB&T Type 2: Complete
                                                     separate application.

      CREDIT LIFE INSURANCE        Effective Date  Term in Mos.    Initial Ins. Amount  Credit Life Premium

      [ ] Single   [ ] Level
      [ ] Joint    [ ] Decreasing                                  $                    $
                                  ----------------  -----------     ------------------  -------------------

                                              Monthly Benefit Amount        Credit Disability Premium
      CREDIT DISABILITY INSURANCE
      Effective Date and Terms in Mos.
      Same as Credit Life Insurance Above     $                                $
      -----------------------------------     ---------------------------      ----------------------------

      Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs on the first line under "Signature(s) of Insured" is covered by Credit Disability insurance.

      Date of Birth            Signature(s) of Insured                  Total Credit Life and Disability
                                                                           Insurance Premium
      --------------    --------------------------------------
                             Signature of Primary Insured
                                                                   $
      --------------    --------------------------------------      ---------------------------------------
                            Signature of Secondary Insured


Witness the hand and seal of the undersigned. Each of the undersigned adopts as his seal the word or symbol for "seal" appearing beside or near his signature below.
                         IF BORROWER IS A CORPORATION:

                                       Quintiles Transnational Corp
                                     -------------------------------------------
                                                NAME OF CORPORATION

ATTEST:/s/ Guy D. Porter             By: /s/ Dennis B. Gillings
       -----------------------           ---------------------------------------
                                             Dennis B. Gillings
Title:EVP Secretary                  Title: Chairman and Chief Executive Officer
      ------------------------              ------------------------------------


     (SEAL)                          By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


 IF BORROWER IS A PARTNERSHIP, LIMITED LIABILITY COMPANY, OR LIMITED LIABILITY
                                  PARTNERSHIP:

WITNESS:
                                     -------------------------------------------
                                               NAME OF PARTNERSHIP, LLC, OR LLP

                                     By:                                  (SEAL)
------------------------------          ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                                     By:                                  (SEAL)
-----------------------------           ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                                     By:                                  (SEAL)
-----------------------------           ----------------------------------
                                                GENERAL PARTNER OR MANAGER

                          IF BORROWER IS AN INDIVIDUAL

WITNESS:
                                                                          (SEAL)
-----------------------------        -------------------------------------



                   ADDITIONAL BORROWERS AND DEBTORS/GRANTORS

WITNESS:

/s/ Guy D. Porter                    /s/ Quintiles, Inc.  "By Dennis Gillings CEO"                (SEAL)
-----------------------------        -----------------------------------------------------------
                                     Quintiles, Inc., Guarantor
                                     By: Dennis B. Gillings, CEO                                  (SEAL)
-----------------------------        -----------------------------------------------------------

/s/ Guy D. Porter                    /s/ Quintiles Pacific, Inc.  "By Dennis Gillings CEO"        (SEAL)
-----------------------------        -----------------------------------------------------------
                                     Quintiles Pacific, Inc., Guarantor
                                     By: Dennis B. Gillings, CEO                                  (SEAL)
-----------------------------        -----------------------------------------------------------

/s/ Guy D. Porter                    /s/ Quintiles Laboratories Limited  "By Dennis Gillings CEO" (SEAL)
-----------------------------        -----------------------------------------------------------
                                     Quintiles Laboratories Limited, Guarantor
                                     By: Dennis B. Gillings, CEO                                  (SEAL)
-----------------------------        -----------------------------------------------------------